EXHIBIT 23.1


                      CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in this Registration Statement (Amendment No. 2 to Form S-3) of Playboy Enterprises, Inc. and to the incorporation by reference therein of our report dated February 22, 2002, with respect to the consolidated financial statements and financial statement schedule of Playboy Enterprises, Inc. included in its Annual Report, as amended (Form 10-K/A) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.



/s/ Ernst & Young LLP
Chicago, Illinois
April 11, 2002


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                                                                  EXHIBIT 23.2


                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement on Form S-3 (No. 333-69820) of our report dated March 30, 2000, relating to the consolidated financial statements and financial statement schedule of Playboy Enterprises, Inc. as of and for the fiscal year ended December 31, 1999, which appears in Playboy Enterprises, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Amendment No. 2 to the Registration Statement.



/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
April 11, 2002




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                                                                  EXHIBIT 23.3



                       INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-69820 of Playboy Enterprises, Inc on Form S-3 of our report dated February 22, 2002 on the consolidated financial statements of Playboy TV International, LLC. and subsidiaries as of and for the year ended December 31, 2001 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the entity's ability to continue as a going concern), incorporated by reference into the Annual Report on Form 10-K/A of Playboy Enterprises, Inc. for the year ended December 31, 2001 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



/s/ Deloitte & Touche LLP

Miami, Florida
April 12, 2002




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                                                                   EXHIBIT 23.4



                      CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement (Form S-3) of Playboy Enterprises, Inc. ("Playboy") and in the related Prospectus of our report dated December 19, 2001, with respect to the consolidated financial statements of Califa Entertainment Group, Inc. and our report dated September 5, 2001 with respect to the financial statements of V.O.D., Inc. included in the Current Report on Form 8-K/A dated September 19, 2001, as amended by Amendment No. 2 to Form 8-K, of Playboy. We also consent to the reference to us under the heading "Experts" in such Amendment No. 2 to the Registration Statement.



/s/ Kirsch, Kohn & Bridge LLP

Los Angeles, California
April 12, 2002

                                                                  EXHIBIT 23.6



                      CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement (Form S-3) of Playboy Enterprises, Inc. ("Playboy") and in the related Prospectus of our report dated December 19, 2001, with respect to the consolidated financial statements as at 2000 of SEI I Aps, referred to in the Kirsch Kohn & Bridge LLP Report included in the Current Report on Form 8-K/A dated September 19, 2001, as amended by Amendment No. 2 to Form 8-K, of Playboy. We also consent to the reference to us under the heading "Experts" in such Amendment No. 2 to the Registration Statement.



/s/ Grothen & Perregaard

Copenhagen, Denmark
April 12, 2002